                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported):May 16, 2003

                            COMSTOCK RESOURCES, INC.

             (Exact name of registrant as specified in its charter)

   STATE OF NEVADA                 000-16741                    94-1667468

   (State or other          (Commission of File Number)      (I.R.S. Employer
jurisdiction incorporation)                               Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Audit Committee of the Board of Directors of Comstock Resources, Inc.
("Comstock") annually considers and recommends to the Board of Directors the selection of Comstock's independent public accountants. As recommended by the
Audit Committee, on May 16, 2003, the Board of Directors decided to no longer engage KPMG LLP ("KPMG") as Comstock's independent public accountants and engaged Ernst & Young LLP ("Ernst & Young") to serve as Comstock's independent public accountants for 2003.

     KPMG's audit reports on Comstock's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

     KPMG LLP's report on the consolidated financial statements of Comstock and subsidiaries as of and for the years ended December 31, 2002 and 2001, contained a separate paragraph stating that "effective January 1, 2001, the Company changed its method of accounting for derivative instruments" and a separate paragraph stating that "the Company has restated the consolidated balance sheet as of December 31, 2001 and the related consolidated statements of operations, stockholders' equity and comprehensive income, and cash flows for the two year period then ended, which consolidated financial statements were previously audited by other independent auditors who have ceased operations".

     During Comstock's two most recent fiscal years and through the date of this
Form 8-K, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter in connection with their report on
Comstock's consolidated financial statements for such years.

     Comstock provided KPMG with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of KPMG's letter, dated May 16, 2003.

     During Comstock's two most recent fiscal years and through the date of this
Form 8-K, Comstock did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on
Comstock's consolidated financial statements, or any other matters or reportable events listed in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

The following exhibits are filed with this document:

  Exhibit
   Number                    Description
  ------                     -----------
    16    Letter  from  KPMG LLP to  the  Securities  and  Exchange
          Commission dated May 16, 2003

    99.1  Press Release dated May 16, 2003

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          COMSTOCK RESOURCES, INC.

                                          BY: /s/ ROLAND O. BURNS
                                          --------------------------
                                              Roland O. Burns
                                              Senior Vice President and
                                              Chief Financial Officer

Dated: May 16, 2003